INVENTORY	12 Months Ended
Feb. 28, 2017
INVENTORY
INVENTORY

6. INVENTORY

        Inventory consists of the following:

	February 28, 2017	February 29, 2016
Raw materials	2,844	2,389
Work in progress	2,089	614
Finished goods	14,384	16,986

Total production inventory	19,317	19,989

Inventory held for customer service/warranty	2,098	2,713

Total inventory	21,415	22,702

        Cost of sales for the year ended February 28, 2017 was $32,102 [2016 – $72,324], which included $22,982 of product costs [2016 – $56,296]. The remaining costs of $9,120 [2016 – $16,028] related principally to the costs of sub-contractors for services, warehousing, freight, warranty, overhead and other direct costs of sales.

        For the year ended February 28, 2017, the Company recognized an impairment loss on inventory of $953 [2016 – $4,416], which included an impairment loss of $648 for inventory held by contract manufacturers that it does not expect to be fully used [2016 – $1,497].

        The Company allocates overhead and labour to inventory. Included in cost of sales for the year ended February 28, 2017 were overhead and labour allocations of $753 [2016 – $1,746]. Included in inventory at February 28, 2017 were overhead and labour allocations of $454 [2016 – $551].

        The Company uses an outsourced manufacturing model in which most of the component acquisition and assembly of its products is executed by third parties. The Company's contract manufacturers currently have inventory intended for use in the production of its products, and the Company has purchase orders or demand forecasts in place for raw materials and manufactured products with these contract manufacturers. When a product has been purchased by a contract manufacturer but not pulled on for a build after a certain amount of time, the Company may be required to take ownership of it. The value of the inventory held by the Company's primary contract manufacturer as at February 28, 2017 was $12,939 [2016 – $16,848].